                            THE MALAYSIA FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
Dato Malek Merican           ASSISTANT TREASURER
DIRECTOR

                 ---------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lumpur, Malaysia
           ---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
           ---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
           ---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The First National Bank of Boston
Investor Relations Department
P.O. Box 644, Mail Stop 45-02-09
Boston, Massachusetts 02102-0644
(617) 575-2900
           ---------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                    -------

                                      THE
                                 MALAYSIA FUND,
                                      INC.
                                    -------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

After a relatively strong performance in the first half of 1995, the Malaysian equity market declined in the third quarter as a robust GDP growth rate of 9.5% for the first six months of the year rekindled fears of overheating in the economy. Larger than expected trade and current account deficits further undermined investor confidence and triggered selling as concerns mounted over the need for significant monetary tightening in order to slow down consumption and investment spending. Also aggravating the negative market sentiment was political infighting, including a perceived rift between the Prime Minister and the Finance Minister. The Malaysian equity market fell -5.41% as measured by the U.S. dollar adjusted Kuala Lumpur Stock Exchange ("KLSE") Composite Index during the third quarter, eroding the year-to-date U.S. dollar adjusted Malaysian market gain to 4.75%.

The Malaysia Fund, Inc. underperformed the KLSE Composite Index in the third quarter by 0.90% with a decline of -6.31% in its net asset value per share. The underperformance was largely due to sharp declines in the share prices of Resorts World (-12.6%) and Genting (-10.0%) following a landslide incident which disrupted traffic flow and patronage at the highland casinos. The Fund's underperformance also was partially attributable to its lower than Index weightings in Telekom and Tenaga which outperformed the Index due in part to recent regulatory changes. Together, the two companies comprised 20% of the KLSE Composite Index. The Fund was constrained from increasing its holdings in the two stocks under asset diversification requirements applicable to the Fund. On a year-to-date basis, the Fund managed to outperform the benchmark by a marginal 0.93% with a total return of 5.68% based on net asset value per share compared to a 4.75% increase for the KLSE Composite Index. The Fund's share price on the New York Stock Exchange decreased 5.5% to close at $18.25 per share on September 30, 1995, which represents a discount of 6.9% to the underlying net asset value per share. An interim dividend of $0.0704 per share was distributed in July. On a year-to-date dividend reinvestment basis, the Fund's market price per share appreciated by 5.4%.

Fueled by impressive growth rates in the manufacturing and construction sectors and improved performance in the mining and agricultural sectors, the Malaysian economy recorded strong growth in the third quarter. However, the fast pace of growth had a negative impact on external balances. The trade deficit widened to MR5.5 billion from MR0.8 billion for the same period in 1994. At the current pace of imports and exports, Malaysia could experience a trade deficit of MR9.0 billion for 1995 and the Malaysian current account deficit could deteriorate to MR19.8 billion or 9.9% of GNP. As a result of the already wide differential between Malaysian and Singapore interest rates, Malaysian interest rates are unlikely to be raised sharply to curtail excessive consumption demands as a significant interest rate rise would be expected to attract unwanted "hot" money from the region as well as internationally. Instead, the government is expected to adopt micro-economic policies to rein in excessive consumer demand. Higher capital gains taxes and lower margin financing for certain categories of properties are also expected to be introduced to dampen the level of speculative activity.

Looking forward, the current account deficit is expected to narrow in the coming years as imports of capital goods slow down. More immediately, in the absence of convincing measures in the upcoming budget to address the current account deficit and inflation problems in the Malaysian economy, our portfolio managers expect the market to trade within a narrow range for the rest of 1995. Our portfolio managers believe that while the Malaysian equity market lacks compelling justification for an upward re-rating, downside risk in the market is expected to be underpinned by the valuation of around 20x and 17x prospective 1995 and 1996 price to earnings ratios, which is in line with historical averages. Our portfolio managers intend to keep the Fund largely invested in large cap "blue chip" Malaysian stocks which offer defensive attributes while continuing to exploit opportunities to accumulate long term positions in stocks with robust fundamentals.

Sincerely,

          [SIG]

Warren J. Olsen
PRESIDENT

November 7, 1995

The Malaysia Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
CURRENT QUARTER             -5.49%          --        -6.31%          --        -5.41%          --
FISCAL YEAR TO DATE          5.39           --         5.68           --         4.75           --
ONE YEAR                   -15.45       -15.45%      -10.40       -10.40%       -9.60        -9.60%
FIVE YEAR                  129.66        18.09       144.73        19.60       134.45        18.58
SINCE INCEPTION*           147.90        11.39       166.24        12.34       152.42        11.63

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         1987*      1988       1989       1990       1991       1992       1993       1994
Net Asset Value                           $ 7.42     $ 8.98    $ 13.77    $ 12.41    $ 13.55    $ 16.28    $ 27.32    $ 18.57
Income Dividends                            0.15       0.17       0.11       0.21       0.07         --       0.16       0.02
Capital Gains and Other Distributions         --         --         --         --         --         --       1.13       3.59
Total Return (1)                         (32.2%)      23.3%      54.6%     (8.4%)       9.8%      20.1%      98.3%    (18.9%)
Index Total Return (3)                   (33.5%)      25.7%      57.9%    (10.1%)       9.2%      20.3%      92.5%    (19.7%)

                                       9 MONTHS ENDED 9/30/95 (UNAUDITED)
Net Asset Value                                                      19.60
Income Dividends                                                        --
Capital Gains and Other Distributions                                 0.07
Total Return (1)                                                      5.7%
Index Total Return (3)                                                4.8%

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3)U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index

 * The Fund commenced operations on May 4, 1987.

The Malaysia Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            96.8%
Short-Term Investments        3.2%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Leisure & Tourism               14.4%
Banking                         12.8%
Multi-Industry                  12.5%
Telecommunications               9.3%
Machinery & Engineering          8.6%
Utilities - Electrical &
Gas                              7.9%
Financial Services               6.5%
Construction & Housing           4.3%
Beverages & Tobacco              4.1%
Other                           19.6%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Genting Bhd
       2.  Malayan Banking Bhd
       3.  Telekom Malaysia Bhd
       4.  United Engineers, Ltd.
       5.  Resorts World Bhd
       6.  Renong Bhd
       7.  Tenaga Nasional Bhd
       8.  Sime Darby Bhd
       9.  Rothmans of Pall Mall (Malaysia)
           Bhd
      10.  Petronas Gas Bhd

INVESTMENTS (UNAUDITED)

---------

SEPTEMBER 30, 1995

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
MALAYSIAN COMMON STOCKS (98.1%)
(Unless otherwise noted)
-----------------------------------------------------------
-------------
AUTOMOBILES (3.4%)
  Cycle & Carriage Bintang Bhd        871,000  U.S.$  4,022
  Edaran Otomobil Nasional Bhd        301,000         2,409
                                               ------------
                                                      6,431
                                               ------------
-----------------------------------------------------------
-------------
BANKING (12.8%)
  Development & Commercial
   Bank Bhd                         1,500,000         4,180
  Development & Commercial
   Bank Bhd (Warrants),
   expiring 12/28/99                  425,000           430
  Malayan Banking Bhd               2,104,100        17,003
  Public Bank Bhd (Foreign)         1,496,333         2,776
                                               ------------
                                                     24,389
                                               ------------
-----------------------------------------------------------
-------------
BEVERAGES & TOBACCO (4.1%)
  Rothmans of Pall Mall
   (Malaysia) Bhd                   1,005,000         7,802
                                               ------------
-----------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (1.5%)
  Lingui Developments Bhd           1,368,332         2,887
                                               ------------
-----------------------------------------------------------
-------------
CHEMICALS (1.1%)
  Metacorp Bhd                        793,333         2,179
                                               ------------
-----------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (4.3%)
  ACP Industries Bhd                  940,000         4,004
  Ekran Bhd                           698,000         1,945
  TH Loy Industries (Malaysia)
   Bhd                                916,500         2,207
                                               ------------
                                                      8,156
                                               ------------
-----------------------------------------------------------
-------------
ELECTRICAL & ELECTRONICS (2.3%)
  Time Engineering Bhd              1,591,000         4,275
                                               ------------
-----------------------------------------------------------
-------------
ELECTRONIC COMPONENTS & INSTRUMENTS (0.7%)
  Malaysian Pacific Industries
   Bhd                                499,000         1,321
                                               ------------
-----------------------------------------------------------
-------------
FINANCIAL SERVICES (6.5%)
  Affin Holdings Bhd                1,600,000         3,044
  Hong Leong Credit Bhd               916,199         4,377
  MBF Capital Bhd                   4,700,000         5,052
                                               ------------
                                                     12,473
                                               ------------
-----------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (0.4%)
  Cold Storage (Malaysia) Bhd         541,000           715
                                               ------------
-----------------------------------------------------------
-------------
LEISURE & TOURISM (14.4%)
  Genting Bhd                       1,974,000        17,052
  Resorts World Bhd                 2,106,666        10,483
                                               ------------
                                                     27,535
                                               ------------
-----------------------------------------------------------
-------------

                                                      VALUE
                                       SHARES         (000)

---------------------------------------------------------
------------
MACHINERY & ENGINEERING (8.6%)
  Promet Bhd                        2,056,000  U.S.$  2,537
  UMW Holdings Bhd                    566,666         1,534
  UMW Holdings Bhd (Warrants),
   expiring 1/26/00                    66,666            58
  United Engineers, Ltd.            1,918,000        12,293
                                               ------------
                                                     16,422
                                               ------------
-----------------------------------------------------------
-------------
METALS -- NON-FERROUS (1.6%)
  Timah Langat Bhd                    572,000         3,051
                                               ------------
-----------------------------------------------------------
-------------
MISCELLANEOUS MATERIALS & COMMODITIES (1.4%)
  Kian Joo Can Factory Bhd            626,000         2,666
                                               ------------
-----------------------------------------------------------
-------------
MULTI-INDUSTRY (12.5%)
  Berjaya Sport Toto Bhd            1,000,000         2,110
  Hong Leong Industries Bhd           494,000         2,596
  Pilecon Engineering Bhd             700,000           736
  Pilecon Engineering Bhd
   (Warrants), expiring 7/6/99        166,666            66
  Renong Bhd                        5,920,000        10,275
  Sime Darby Bhd                    3,044,400         8,120
                                               ------------
                                                     23,903
                                               ------------
-----------------------------------------------------------
-------------
REAL ESTATE (1.0%)
  Land & General Bhd                  343,000           901
  Malaysian Resources
   Corporation Bhd                     60,000           100
  Tan & Tan Development Bhd           920,000           901
                                               ------------
                                                      1,902
                                               ------------
-----------------------------------------------------------
-------------
TELECOMMUNICATIONS (9.3%)
  Technology Resources
   Industries Bhd                   1,335,000         3,481
  Telekom Malaysia Bhd              1,798,000        13,528
  Uniphone Telecommunications
   Bhd                                311,000           381
  Uniphone Telecommunications
   Bhd (Warrants), expiring
   9/7/99                             587,000           246
                                               ------------
                                                     17,636
                                               ------------
-----------------------------------------------------------
-------------
TRANSPORTATION -- AIRLINES (2.0%)
  Malaysia Airline System Bhd         846,000         2,425
  Malaysian Helicopter                794,000         1,226
  Malaysian Helicopter
   (Warrants), expiring
   6/11/00                            158,800            77
                                               ------------
                                                      3,728
                                               ------------
-----------------------------------------------------------
-------------
TRANSPORTATION -- SHIPPING (2.3%)
  Malaysian International
   Shipping Bhd (Foreign)           1,432,000         4,304
                                               ------------
-----------------------------------------------------------
-------------

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
UTILITIES -- ELECTRICAL & GAS (7.9%)
  Petronas Gas Bhd                  1,490,000  U.S.$  5,190
  Tenaga Nasional Bhd               2,598,000         9,929
                                               ------------
                                                     15,119
                                               ------------
-----------------------------------------------------------
-------------
TOTAL MALAYSIAN COMMON STOCKS
  (Cost U.S. $125,154)                              186,894
                                               ------------
-----------------------------------------------------------
-------------

                                         FACE
                                       AMOUNT
                                        (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (0.1%)
---------------------------------------------------------
------------
REPURCHASE AGREEMENT (0.1%)
  Chase Manhattan Bank, N.A.,
   6.00%, dated 9/29/95, due
   10/2/95 to be repurchased
   at U.S.$200, collateralized
   by U.S.$165 United States
   Treasury Bonds 8.75%, due
   8/15/20, valued at U.S.$206
   (Cost U.S. $200)             U.S.$     200           200
                                               ------------
-----------------------------------------------------------
-------------
                                       AMOUNT         VALUE
                                        (000)         (000)

---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (3.1%)
  (Interest Bearing Demand Account)
  Malaysian Ringgit
   (Cost U.S. $5,982)              MYR 15,078  U.S.$  6,003
-----------------------------------------------------------
-------------
TOTAL INVESTMENTS (101.3%)
  (Cost U.S. $131,336)                              193,097
                                               ------------
-----------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (-1.3%)
  Other Assets                  U.S. $  2,306
  Liabilities                          (4,820)       (2,514)
                                -------------  ------------
-----------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 9,722,148, issued and
   outstanding U.S.$.01 par value shares
   (20,000,000 shares authorized)              U.S.$190,583
                                              -------------
-----------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                      U.S.$  19.60
                                              -------------
-----------------------------------------------------------
-------------

                                       6